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EXHIBIT 10.12

                      CAPITAL SECURITIES PURCHASE AGREEMENT

                                December 14, 2005

      THIS CAPITAL SECURITIES PURCHASE AGREEMENT (this "Purchase Agreement") is made among Northrim Statutory Trust 2, a statutory trust created under the laws of the State of Connecticut (the "Trust"), Northrim Bancorp, Inc. (the "Company" and, collectively with the Trust, the "Offerors") and Merrill Lynch International (the "Purchaser").

                                    RECITALS:

      A. The Trust desires to issue $10,000,000 of its TP Securities (the "Capital Securities"), with a liquidation amount of $1,000 per Capital Security, representing undivided beneficial interests in the assets of the Trust (the "Offering"), to be issued pursuant to an Amended and Restated Declaration of Trust (the "Declaration"), by the Company as Sponsor, U.S. Bank National Association, as Institutional Trustee, and the Administrators named therein, and the holders, from time to time, of the Capital Securities, which Capital Securities are to be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise to the extent provided in and pursuant to the terms of a Guarantee Agreement between the Company and U.S. Bank National Association, as Guarantee Trustee (the "Guarantee"); and

      B. The proceeds from the sale of the Capital Securities will be combined with the proceeds from the sale of the Common Securities by the Trust to the Company and will be used by the Trust to purchase an equivalent aggregate principal amount of Junior Subordinated Debentures due March 15, 2036 of the Company (the "Debentures"), to be issued by the Company pursuant to an Indenture to be executed by the Company, as Issuer, and U.S. Bank National Association, as Debenture Trustee (the "Indenture"); and

      C. In consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

                     PURCHASE AND SALE OF CAPITAL SECURITIES

      1.1 Upon the execution of this Purchase Agreement, the Purchaser hereby agrees to purchase from the Trust 10,000 Capital Securities at a price equal to $1,000 per Capital Security (the "Purchase Price") and the Trust agrees to sell such number of Capital Securities with a liquidation amount of $1,000 per Capital Security to the Purchaser for the Purchase Price. The rights and preferences of the Capital Securities will be set forth in the Declaration in form and substance reasonably acceptable to the Purchaser. The Purchase Price is payable by the Purchaser on the Closing Date in immediately available funds to the account designated by U.S. Bank National Association.

      1.2 The certificate for the Capital Securities shall be delivered in definitive form by the Trust on the Closing Date to the Purchaser or its designee, and shall be registered in the name

(7) Northrim Bancorp, Inc.

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of the Purchaser and shall represent the aggregate liquidation amount of the
Capital Securities being purchased by the Purchaser.

      1.3 The Purchaser acknowledges and the Offerors agree that they will not register any transfer of the Capital Securities not made in accordance with Regulation S, pursuant to registration under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an available exemption from registration.

      1.4 The Placement Agreement, dated December 14, 2005 (the "Placement Agreement"), among the Offerors and the Placement Agent identified therein includes certain representations and warranties, covenants and conditions to closing and certain other matters governing the issuance and sale of the Capital Securities by the Trust to the Purchaser. Each of the provisions of the Placement Agreement, including the definitions therein, are hereby incorporated by reference into this Purchase Agreement. In addition, to the extent provided for in the Placement Agreement, the Purchaser shall be entitled to the benefits of the Placement Agreement and shall be entitled to enforce such obligations of the Offerors under the Placement Agreement as fully as if the Purchaser were a party to such Placement Agreement, it being agreed between the parties that any and all representations made by the Offerors to the Placement Agent in the Placement Agreement shall be deemed to have also been made to the Purchaser.

      1.5 If any condition specified herein or in the Placement Agreement shall not have been fulfilled when and as required to be fulfilled by, on behalf of or in respect of the Offerors or the Capital Securities, this Purchase Agreement may be terminated by the Purchaser by notice to the Offerors at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except that Sections 3, 4, 7, 9, 10 and 15 of the Placement Agreement shall survive any such termination and remain in full force and effect.

                                   ARTICLE 2

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

      2.1 The Purchaser understands and acknowledges that none of the Capital Securities, the Debentures or the Guarantee have been registered under the Securities Act, or any other applicable securities laws, and are being offered for sale by the Trust in a transaction not requiring registration under the Securities Act, and the Capital Securities may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with the registration requirements of the Securities Act, or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

      2.2 The Purchaser represents and warrants that it is purchasing the Capital Securities for its own account, for investment and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the Securities Act or under Rules 144A and 902 under the Securities Act or any other exemption from registration available under the Securities Act, and the

                                       -2-
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Purchaser agrees to the legends and transfer restrictions applicable to the
Capital Securities contained in the Declaration. The Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act. The Purchaser represents and warrants that the office or offices of the Purchaser in which its investment decision was made is located at the address set forth in Section 3.1 hereof.

      2.3 The Purchaser has full power and authority to execute and deliver this Purchase Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein and it has full right and power to subscribe for the Capital Securities and perform its obligations pursuant to this Purchase Agreement.

      2.4 The Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Capital Securities. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Offerors regarding the terms and conditions of the offering of the Capital Securities and the business, properties, prospects and financial condition of the Offerors.

      2.5 No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any governmental body, agency or court having jurisdiction over the Purchaser, other than those that have been made or obtained, is necessary or required for the performance by the Purchaser of its obligations under this Purchase Agreement or to consummate the transactions contemplated herein.

      2.6 This Purchase Agreement has been duly authorized, executed and delivered by the Purchaser.

      2.7 The Purchaser is not in violation of or default under any term of its Memorandum of Association or Articles of Association, of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is a party or by which it is bound or of any judgment, decree, order, writ or, any statute, rule or regulation applicable to the Purchaser which would prevent the Purchaser from performing any material obligation set forth in this Purchase Agreement. The execution, delivery and performance of and compliance with this Purchase Agreement, and the consummation of the transactions contemplated herein, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Purchaser, its business or operations or any of its assets or properties which would prevent the Purchaser from performing any material obligations set forth in this Purchase Agreement.

      2.8 The Purchaser understands and acknowledges that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agrees that, if any of the acknowledgments, representations, warranties or agreements deemed to have been made by it by its purchase of the Capital Securities are no longer accurate, it shall promptly notify the Company.

                                       -3-
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      2.9 The Purchaser understands that no public market exists for any of the
Capital Securities, and that it is unlikely that a public market will ever exist for the Capital Securities.

                                   ARTICLE 3

                                  MISCELLANEOUS

      3.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, international courier, or delivered by hand against written receipt therefor, or by facsimile transmission and confirmed by telephone, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

      To the Offerors:    Northrim Bancorp, Inc.
                          3111 C Street
                          Anchorage, Alaska 99503
                          Attention: Mary A. Finkle
                          Telephone: (907) 562-0062
                          Fax: (907) 562-1758

      To the Purchaser:   Merrill Lynch International
                          c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
                          250 Vesey Street
                          New York, New York 10080
                          Attention:  Phil Kostrowicki
                          Telephone:  (212) 449-5113
                          Fax: (212) 449-3695

      Unless otherwise expressly provided herein, notices shall be deemed to have been given when received.

      3.2 This Purchase Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged.

      3.3 Upon the execution and delivery of this Purchase Agreement by the parties hereto, this Purchase Agreement shall become a binding obligation of each such party with respect to the matters covered herein, including those incorporated by reference from the Placement Agreement.

      3.4 NOTWITHSTANDING THE PLACE WHERE THIS PURCHASE AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE TRUST, PURCHASER AND THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES (INCLUDING, WITHOUT LIMITATION, THE TRUST), HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO

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THIS PURCHASE AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY
WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE TRUST, PURCHASER AND THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES (INCLUDING, WITHOUT LIMITATION, THE TRUST), IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

      3.5 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Purchase Agreement.

      3.6 This Purchase Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

      3.7 This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

                    Signatures appear on the following pages

                                      -5-
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      IN WITNESS WHEREOF, this Purchase Agreement is agreed to and accepted as of the day and year first written above.

                                     NORTHRIM BANCORP, INC.

                                     By: /s/ R. Marc Langland
                                         -----------------------------
                                     Name: R. Marc Langland
                                     Title: Chairman, President & CEO

                                     NORTHRIM STATUTORY TRUST 2
                                     BY NORTHRIM BANCORP, INC., AS SPONSOR

                                     By: /s/ R. Marc Langland
                                         -----------------------------
                                     Name: R. Marc Langland
                                     Title: Chairman, President & CEO

(7) Northrim Bancorp, Inc.            -6-

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      IN WITNESS WHEREOF, this Purchase Agreement is agreed to and accepted as of the day and year first written above.

                                     MERRILL LYNCH INTERNATIONAL

                                     By: /s/ R.A. Bellis
                                         ----------------------
                                     Print Name: Andrew Bellis
                                     Title: Director

(7) Northrim Bancorp, Inc.            -7-